SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): October 30, 2002

                               Levi Strauss & Co.
             (Exact name of registrant as specified in its charter)


       DELAWARE                       333-36234                 94-0905160
(State of Incorporation)      (Commission File Number)         (IRS Employer
                                                          Identification Number)

           1155 Battery Street
       San Francisco, California                                 94111
(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (415) 501-6000


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Attached hereto as Exhibit 99 is a copy of Levi Strauss & Co.'s press release dated October 30, 2002 titled "Levi Strauss & Co. Launches New Casual Clothing Brand For Value-Conscious Consumers."

ITEM 7.  EXHIBIT.

99        Press Release dated October 30, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 30, 2002

                                         LEVI STRAUSS & CO.


                                         By /s/ William B. Chiasson
                                            -----------------------
                                            William B. Chiasson
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number                    Description
--------------                    -----------

     99                 Press Release dated October 30, 2002

                                                                      EXHIBIT 99

  LEVI                               1155 Battery Street, San Fancisco, CA 94111
STRAUSS
   & CO.                                          Media Contact: Elizabeth Owen
  NEWS                                                           (415) 501-2233


              LEVI STRAUSS & CO. LAUNCHES NEW CASUAL CLOTHING BRAND
                          FOR VALUE-CONSCIOUS CONSUMERS


         * * * Levi Strauss Signature(TM) Brand Offers Quality Clothing
                           for the Mass Channel * * *


SAN FRANCISCO (October 30, 2002) -- Levi Strauss & Co. today launched a new casual clothing brand called Levi Strauss Signature(TM) for U.S. consumers who shop at mass channel retail stores. The brand of clothing for men, women and children will be available initially at Wal-Mart stores across the United States beginning in July of 2003. The company also is currently talking with other U.S. mass channel retailers about offering Levi Strauss Signature(TM) products in their stores.

With the addition of Levi Strauss Signature(TM), the company now has a portfolio of three brands, including the Levi's(R) and Dockers(R) brands.

"One-third of all jeans sold in the U.S. are purchased in the mass channel at retail and yet there is a void in this market for quality clothing from Levi Strauss & Co.," said chief executive officer Phil Marineau. "Consumers who shop in these stores have told us that they want high-quality jeans at affordable prices from a company they trust. That's what we will deliver."

The Products
The Levi Strauss Signature(TM) brand will initially focus on jeanswear with a range of denim and non-denim pants and shirts as well as denim jackets. The brand's logo and product packaging leverage the company's 149-year history. For example, the waistband back patch on the jeans features the name of Levi Strauss, who founded the company in 1853. The product hangtags describe the authenticity and quality of jeans from the company that first made sturdy "waist overalls" for miners seeking durable work pants in California in the 1870s. The range of manufacturer's suggested retail prices for Levi Strauss Signature(TM) jeans will be below $30.

                                   -- more --

Levi Strauss Signature(TM) Brand/Add One
October 30, 2002

A Growing Market
The mass channel in the United States is the largest and fastest growing retail channel, reaching a substantial number of shoppers. For example,
      >> More than 160 million people in the United States shop in the mass channel, and
      >> 31 percent of all jeans sold in the United States are now purchased in the mass channel.

A Portfolio of Brands
"Entering the mass channel in the United States with a new brand is a natural next step for us as we continue to broaden our product availability through a portfolio of brands," said U.S. chief customer officer Gregg Hammann. "We've segmented the marketplace by consumer type, product, price and retail channel. For example, consumers will easily see the differences between the jeanswear lines within the Levi Strauss Signature(TM) and Levi's(R) brands. Each brand will have differentiated products in distinctive fabrics and finishes at various price points. And the Levi Strauss Signature(TM) brand will have its own new identity that is separate and distinct from the Levi's(R) brand."

The jeanswear from both brands together span a wide range of retail prices and shopping experiences in the United States -- from about $220 for a pair of Levi's(R) Vintage Clothing jeans for aficionados who shop at specialty boutiques to less than $30 for a pair of quality denim Levi Strauss Signature(TM) jeans in the mass channel. The U.S. range includes:
      >> Levi's(R) RED(TM), Levi's(R) Vintage Clothing and Levi's(R) Premium Red Tab(TM) available in boutiques, image department stores and multi-brand specialty stores (MSRP $95 - $220).
      >> Levi's(R) Red Tab(TM) sold in department and chain stores (MSRP $30 - $65).
      >> The Levi Strauss Signature(TM) brand available July 2003 in the mass channel (MSRP range for jeans - under $30).

"Even as we introduce the Levi Strauss Signature(TM) brand, we are growing our Levi's(R) and Dockers(R) brands with our current U.S. retail customers," said Hammann. "For example, this fall we introduced a completely revamped Levi's(R) line that's resonating with consumers. We have the best fits, finishes and styles in the marketplace. As a result, we're building even stronger Levi's(R) brand equity, significantly improving our sales trends and generating better margins for our customers. Moving forward, we'll continue to drive jeanswear innovation leadership in our premium products and then quickly cascade successful fits and finishes into our core products."

                                    -- more --

Levi Strauss Signature(TM) Brand/Add Two
October 30, 2002


Levi Strauss & Co.'s decision to launch a new brand to reach consumers in the mass channel is an integral part of its long-term business strategy. Marineau said, "Our goal is to market the most appealing and widely worn casual clothing in the world to consumers of all ages and lifestyles. We'll do this with a portfolio of brands, each designed to appeal to different segments of the population wherever they buy clothing, whether it's high-end image shops, department stores or the mass channel. Each of our brands will be distinctive, but they will be rooted in what we stand for -- originality, quality and style."

Marineau concluded, "We have made great progress this past year revitalizing our Levi's(R) and Dockers(R) brands. As a result, we expect to stabilize sales by year-end. Our consumer products and programs for next year, including the worldwide launch of Levi's(R) Type 1(TM) jeans, will position us to grow in 2003. The introduction of the Levi Strauss Signature(TM) brand will only enhance our results."

Levi Strauss & Co. is one of the world's leading branded apparel companies, marketing its products in more than 100 countries worldwide. The company designs and markets jeans and jeans-related pants, casual and dress pants, shirts, jackets and related accessories for men, women and children under the Levi's(R), Dockers(R) and Levi Strauss Signature(TM) brands.

This news release contains, in addition to historical information, forward-looking statements about new product introductions; product innovation; sales performance and trends; consumer perceptions of quality and the differences between brands; appeal of the revamped U.S. Levi's(R) line; marketing and advertising initiatives; and other matters. We have based these forward-looking statements on our current assumptions, expectations and projections about future events. We use words like "believe," "anticipate," "intend," "estimate," "expect," "project" and similar expressions to identify forward-looking statements, although not all forward-looking statements contain these words. Forward-looking statements, by their nature, are subject to risks and uncertainties including, without limitation, risks related to the impact of changing domestic and international retail environments; changes in the level of consumer spending or preferences in apparel; consumer and customer reactions to new products and retailers; dependence on key distribution channels, customers and suppliers; order completion by customers; competitive products; changing fashion trends; our supply chain executional performance; ongoing competitive pressures in the apparel industry; trade restrictions; political or financial instability in countries where our products are manufactured; and other risks detailed in our annual report on Form 10-K, registration statements and other filings with the Securities and Exchange Commission. Our actual results might differ materially from historical performance or current expectations. We do not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.



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